SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549

                      _________________

                         FORM 8-K


                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2001

                     RUDDICK CORPORATION
    (Exact name of registrant as specified in its charter)

                        North Carolina
        (State or other jurisdiction of incorporation)

                            1-6905
                    (Commission File Number)

                          56-0905940
              (IRS Employer Identification No.)

              301 South Tryon Street, Suite 1800
                  Charlotte, North Carolina
           (Address of principal executive offices)

                            28202
                         (Zip Code)

                        (704) 372-5404
      (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

On April 4, 2001 Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7. EXHIBITS.

99.1    News Release disseminated on April 4, 2001 by Ruddick
        Corporation.







                       SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        RUDDICK CORPORATION


                        By: /s/  JOHN B. WOODLIEF
                                 John B. Woodlief
                                 Vice President - Finance



Dated: April 4, 2001